Company Presentation August 2016 Exhibit 99.1

Use of Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Lumos Networks Corp. believes they provide relevant and useful information to investors. The Company utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. Lumos Networks Corp. also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Special Note Regarding Forward-Looking Statements This presentation includes certain forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition with resulting pricing pressure in the telecommunications and high speed data transport industry; our ability to grow our data business on an organic or inorganic basis in order to offset expected revenue declines in legacy voice and access products; our ability to obtain new carrier contracts or expand services under existing carrier contracts at competitive pricing levels to offset churn and achieve revenue growth from our carrier businesses; our ability to divest our legacy business on a timely basis; our ability to effectively allocate capital and timely implement network expansion plans necessary to accommodate organic growth initiatives; our ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility and our unsecured debt obligations; our cash and capital requirements; our ability to maintain and enhance our network; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our other SEC filings, including our Annual Report filed on Form 10-K for the year ended December 31, 2015.

Advanced Fiber Network Driving Value for Our Customers

LUMOS NETWORKS

Lumos at a Glance

8,985 Fiber Route Miles; 436,451 Total Fiber Strand Miles
48-49 Avg Strand Count; 69% of Strand Miles: Lumos-owned



Erie
Chicago, IL
Altoona
Harrisburg
Pittsburgh
Washington
Cumberland
Hagerstown
Columbus
Morgantown
Winchester
Washington DC
Clarksburg
Ashburn
Parkersburg
Harrisonburg
Culpeper
Charleston
Charlottesville
Ashland
Huntington
Lewisburg
Covington
Waynesboro
Richmond
Lynchburg
Norfolk
Bluefield
Roanoke
Blacksburg
Danville
Bristol
Greensboro
Atlanta
Fiber Network
Edge Out Markets
Internet Exchange Points
Lumos-Owned Data Centers
Capacity
Connected Data Centers
"Lit" Markets
Market Expansion Route

Attractive Fundamentals

- Total data contract value of ~$350m with avg. length of ~4 years
- Combined FTTC/Enterprise '16 growth tgt of 20%+
- Annualized Data Contribution Margin: ~98m ***(79% mrg)***
- Targeted 15-20%+ ROI on fiber deals
- FTTC/Enterprise revenue run rate is ~95% non-TDM
- 4G Data growth driving wireless backhaul demand
- On-net focus: 60% Data EBITDA margin target[1]
- Network Expansion to increase Addressable Market by ~$221m or ~67%

Revenue Opportunities

	Current[2]		Market Opportunity[3]
FTTC Unique Sites	**1,295**	→	**9,540**
On-Net Buildings	**1,922**	→	**104,000**
Total Connected Data Centers	**36**	→	**100+**

[1] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved
[2] As of 6/30/2016
[3] Based on Lumos Networks' internal research and analysis of data from research, surveys and studies conducted by third parties, such as Altman Vilandrie and Tower Source (for FTTC sites), Equifax Telecom and Stratsoft (for On-Net buildings) and public records databases (for data centers). Market Opportunity denotes wireless cell sites within 3 miles and buildings within ½ mile of the Lumos Networks fiber footprint and includes recently completed market expansion in Richmond and Norfolk

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The Transformation in Numbers

	4Q11	2Q16	Chg%
Total On-Net Locations	~1,200	3,217	+168%
Lit Buildings	1,051	1,922	+83%
Fiber Route Miles	5,800	8,985	+55%
Data Revenue	$21m	$31.0m	+47%
Unique FTTC Towers	148	1,295	+775%
Annualized FTTC/Ent. Rev	~$41m	~$88.2m	+115%
Quarterly FTTC Revs	~$1m	$9.2m	+820%
Quarterly Enterprise Revs	$9.3m	$12.9m	+39%
Fiber Broadband Subs *(Dec '13)*	5,805	7,982	+38%
% of Fiber Broadband Subs >25M	0.5%	23%	+4500%
Video Subscribers	3,734	5,817	+56%
Total Access Revs	~$8.3m	~$5.3m	-36%
CLEC Voice Customers	122,046	69,728	-43%
RLEC Voice Subs	33,193	24,814	-25%

4

Results of Refreshed Lumos Networks Market Analysis Including Enterprise and Tower Addressable Markets Prior (Nov ’14) Current Increase % Increase Core$227m$329m $102m45% Expansion $135m $221m $86m 64% Total$362m$550m$188m52% Increases in Addressable Market driven by strategic location of new fiber builds combined with economic growth in the key Lumos Enterprise markets Nov ‘14 study showed a 60% increase (or $135m) in our Addressable Markets from our Expansion Markets of Richmond/Norfolk. Current Market refresh: 67% increase (or $221m vs. $329m from Core) from Expansion Markets. Tower Addressable Market 1 mile of Lumos Footprint 3 miles of Lumos Footprint Current6,630 (up 35%)9,540 (up 29%) Prior (Nov ‘14)4,9207,400 Current Lumos FTTC share within 3 miles of footprint: (Uniques: 13-14%)

Strategic Financial Partnership with Pamplona Capital On August 6, 2015, Lumos closed on a $150 million cash investment from Pamplona Capital, a Private Equity Fund with over $8 billion in total capital commitments Strategic Partnership to Accelerate the Transformation of Lumos Networks to a Pure-Play Fiber Bandwidth Infrastructure Company Use of Proceeds Approximately $50m used to pay down existing senior bank debt and related deal costs Approximately $100m for general corporate purposes. Provides the company with additional capital to pursue organic and inorganic growth opportunities in the fiber and data center space. Interest payable on the notes issued in connection with Pamplona’s investment accrues at an annual rate of 8%, paid quarterly either in cash or in kind. The warrants issued entitle Pamplona to purchase up to 5.5 million shares of common stock at an exercise price equal to $13.99, the closing price immediately prior to the closing of the transaction. Pamplona designates two members of the Lumos Board of Directors William Pruellage, Partner at Pamplona Capital (based in New York City) Peter Aquino, former Executive Chairman of Primus Telecommunications Group and former President and CEO of RCN Corporation

Exponential Growth in Bandwidth Demand Bandwidth Demand Drivers U.S. Mobile IP Traffic Exabytes (“EB”) per Month ~4x Increase from 2016 to 2020 Source: Cisco Visual Networking Index 2015 U.S. Business IP Traffic ~2x Increase from 2015 to 2019 Exabytes (“EB”) per Month Total U.S. IP traffic will grow at a compound annual rate of 19% between 2015 and 2020 In 2020, U.S. Consumer – IP traffic will be 2 times what it was in 2015 Proliferation of network-connected devices and locations 4.1 billion network-connected devices by 2020, up from 2.3 billion in 2015 Mobile data traffic will grow 2 times faster than U.S. fixed IP traffic from 2015 to 2020 Rapid growth in rich media applications IP video traffic will grow 3-fold from 2015 to 2020, a compound annual growth rate of 21% Spectrum constraints require increased efficiency to manage mobile data traffic Cloud adoption, increased outsourcing of IT infrastructure In 2019, U.S. Consumer – Video IP traffic will be 9 times what it was in 2014 By 2019, total U.S. traffic will be 3 times larger than 2014 Proliferation of network-connected devices and locations 2014 to 2019 tablets, smartphones, and M2M traffic growth rates of 65%, 62%, and 71%, respectively Rapid growth in rich media applications Annual global IP traffic will surpass the zettabyte (1,000 exabytes) threshold in 2016 and the 2 zettabyte threshold in 2019 Spectrum constraints require increased efficiency to manage mobile data traffic Cloud adoption, increased outsourcing of IT infrastructure

Accelerating the Transformation FTTC + Enterprise as % of Data Revenue In 2Q16, Total FTTC and Enterprise revenue run rate was ~95% non-TDM based 51 204 255

Improving Data Revenue Mix % of Total Data Revenue/Segment

Continued Technology Mix Improvement (Ethernet v TDM)* Ethernet vs TDM % of Total Data Revenue *Note: Ethernet can include Ethernet and related technologies, co-location and dark fiber revenue

822 Mile Fiber Network Expansion Project in Richmond and Norfolk Underpinned by 257 unique FTTC site contract (269 total FTTC connections) with major wireless carrier Network currently operational vs. initial target completion of 3Q16 Significant expansion of Richmond, VA network with the addition of Norfolk, Petersburg and Hampton Roads markets Increases total Enterprise addressable market by ~$221m, up ~67% vs. existing markets Increases tower addressable market to 9,540 within 3 miles of footprint and 6,630 within 1 mile

Richmond/Petersburg Metro Fiber Network Green: Existing market launched 2H13 (144 miles); Yellow: Expansion Footprint (Additional 314 miles)

Norfolk/Hampton Roads/Tidewater Metro Market Expansion All New Footprint: ~270 Fiber Route Miles. Portions of Network “Lit” in August ‘15 as 24th Metro Market

Dark Fiber Activity Improving Recent FTTC and Enterprise Dark Fiber Wins Targeting a Growing Number of RFPs in our Footprint: Macro Fiber to the Cell Backhaul/Small Cell Fronthaul Large Enterprises: Healthcare, Education/Gov’t, Financial Data Centers Relatively limited dark fiber deployments in our footprint (by any fiber provider), but industry dark fiber network activity has increased so far in 2016 and expected to continue to accelerate in 2017 and beyond Lumos Dark Fiber Product has standardized Monthly Recurring Charge (MRC) and Non-Recurring Charge (NRC) pricing Lumos provides dark fibers and our customers supply their own equipment and resources to manage their bandwidth service Lumos has $1m+ in annual Dark Fiber revenue, mostly derived from Allegheny Energy assets purchased in 2009

Dark Fiber Solutions for FTTC Small Cell Deployments C-RAN Architecture Architecture is designed for FTTC Customers who are: Using Small Cell Strategy to supplement macro sites for cell coverage and capacity Leveraging a centralized Base Band Unit (“BBU”) design Note: One large wireless operator leading the way

Key FTTC Statistics 2Q16 Revenue: $9.2m, up 36% YoY Unique FTTC Towers: 1,295, up 33% YoY 1,636 FTTC Connections: up 25% YoY FTTC Tenants (connections) per tower: ~1.3x Avg Monthly Revenue/Connection: ~$1,850 Average contracted bandwidth/connection: ~100Mbs ~99% of total booked revenue is Carrier Ethernet 0% microwave sites Total contract value of booked FTTC revenue: ~$215m Average Contract length: ~6 years Gross Margin: ~85% # of Active Mobile Operator Customers: 5

LUMOS NETWORKS

FTTC Opportunities Accelerate

Dramatic Growth in Mobile Data Traffic Driving Increased Backhaul Bandwidth Requirements



	1999 - 2003	2004 - 2007	2015+
Devices			
Backhaul Technology	T1	T1 / SONET	Moving to Carrier Ethernet
Use Case	Voice / Text	Voice / Text / Email	Voice / Text / Email / Rich Media / Streaming Video

Compelling Tower-Like Economics

- ✓ Scalable bandwidth capability drives margin expansion
- ✓ Increased tenants per unique site combined with higher bandwidth per site magnifies leverage. **FTTC bandwidth upgrade activity accelerated in 2015.**
- ✓ Long-term contracts (ranging from 5 to 13 years). Avg of 6-7 years.
- ✓ Attractive return on investments

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LUMOS NETWORKS

Project Ark: 100G Core - Premier FTTC Network in Footprint

- New MEF-certified Carrier Ethernet MPLS/IP fiber network
  - Fully Redundant/Fast Re-route
- A key selling point for a series of contract wins (total of 500+ FTTC sites) with a major US wireless carrier
- 100G: Entire Ark Core and and 1/3 of distribution rings
- Core network completed in Sept ’14 using Cisco routers
  - ***~ Nearly 2 years of operation without design-related incident***
- FTTC traffic already routed onto Ark
- Expect 100% of FTTC traffic routed onto Ark during 2016
- Cisco provides new testing tools, thousands of hours of training, and 2 R&D centers
- Ark planned to provide total bandwidth throughput up to ~1 Terabit (equivalent to 2,500 circuits at 400 Mbps each)
- Allows for cost effective scalability for upgraded FTTC connection target of 3,100

ARK²



18

LUMOS NETWORKS

Long-Term Fiber to the Cell Targets

FTTC Targets

	Targets
Annual Revenue[1]	~$85 million
Gross Margin[1]	~$72 million
Total Unique Towers[1]	1,875
Total FTTC Connections[2]	3,100
Tenants (Connections/Tower)[2]	1.65
Monthly Revenue/Connection[2]	~$2,300

FTTC Growth Drivers

- Expansion of 4G/LTE coverage and capacity in Lumos' footprint by multiple wireless carriers
- US Mobile Data growth CAGR of 40%+ (Cisco VNI)
- Continued migration of copper, microwave and SONET FTTC sites to Carrier Ethernet
- 822 route-mile market expansion operational, underpinned by 257 FTTC unique tower contract
- Tower addressable market within 3 miles increased to 9,540 from 7,400 (last updated Nov '14). 6,630 towers within one mile of fiber.
- Increased RFP activity for small cell and dark fiber FTTC contracts in our footprint
- Expectation for increased tenants per site and higher bandwidth per site over time

[1] Goals highlighted herein are long-term in nature and are subject to various risks and uncertainties, one or more of which could cause goals to be unattainable. You should not regard the inclusion of a goal in this presentation as a representation by any person that the results will be achieved

[2] Represents management's long-term estimates prepared using data from industry publications and its market knowledge and experience. Management's estimates have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from estimates. You should not regard the inclusion of an estimate in this presentation as a representation by any person of future results

19

2Q16 Long-Term Target1 FTTC Unique Towers 1,295 1,875 Tenants/Unique Tower ~1.3 1.65x Monthly Revenue/Connection ~$1,850 ~$2,300 Monthly Revenue/Unique Tower Contracted Bandwidth Per Site ~$2,350 ~100MBs ~$3,800 400MBs+ 9,540 towers within 3 miles of Lumos Network fiber footprint Early stages of 4G LTE rollout Conversion from T-1, microwave and SONET to Carrier Ethernet Significant new LTE site builds/network densification Continued FTTC share gains expected Carrier Ethernet more scalable than SONET of other providers FTTC operating leverage drives margin expansion opportunity Strong FTTC Growth Opportunity in Our Footprint CAGR: 41% Anticipated FTTC Trends +208 +303 +319 1 Represents management’s long-term targets prepared using data from industry publications and its market knowledge and experience. Management’s targets have not been verified by any independent source and are subject to various risks and uncertainties, which could cause actual results to materially deviate from targets. You should not regard the inclusion of a target in this presentation as a representation by any person of future results 1 FTTC Opportunity 51 204 255

Key Enterprise Accounts

Key Enterprise Statistics 2Q16 Revenue: $12.9m, up 14% YoY 2015 Revenue: $45.8m, up 8.2% Targeting 2016 Enterprise revenue growth of ~12% Enterprise Churn Trends continue to improve Estimated Enterprise market share in core markets: 14% Renewal Program Gaining Momentum: % of Total Enterprise revenue renewed in the last 10Q = 39% Network Expansion into Richmond/Norfolk/Hampton Roads Metro Markets Increases Addressable Market for Enterprise data spend by an estimated $221m or 67% Target: 80% of revenue on-net Focus: “Large Locals” with multiple sites in footprint: Healthcare, Gov’t/Education, Banks, Professional Services Achieved target of 80% Enterprise MRC under contract by YE15 Target: Carrier End User Partnership Program to reach 50% of long-term total Enterprise sales Key Metro Markets (‘14 stats) Market Status Population MSA Rank(out of 381) Norfolk/Hampton Roads, VAExpansion Market1 1.7m 37 Richmond, VAExpansion Market2 1.26m 44 Huntington, WVACore Market 363k 144 Roanoke, VACore Market 315k 159 Hagerstown, MDCore Market 260k 181 Lynchburg, VACore Market 257k 184 Charlottesville, VACore Market 296k 196 Charleston, WVA Core Market 223k 198 Total Core Market ~3m Total Expansion Markets ~3m 1 Launched August 2015 2 Launched 2H13, 2015 expansion 3x miles, see slide 12

100% fiber fed portfolio of lit buildings (ALL success-based) Added 110 buildings in 2Q16. Averaged 29+ buildings/month LTM vs 11 historically Enterprise revenue/lit bldg. increased ~1% QoQ to $2,250 Increases on-net revenue and opens up opportunity for additional FTTC builds Connected to 36 total data centers (including 7 company owned co-lo facilities) 2Q16 On-Net Building Expansion Driving Enterprise Growth On-Net Buildings CAGR: 15% 51 204 255

Enterprise Renewal Program Results Accelerating Renewal program locks-in revenue on increasingly longer term deals, reducing churn ~39% of current Enterprise revenue has been renewed in last 10 quarters at average contract length of 3+ years Total Contract Value renewed in last 2 ½ years: $73.1 million Cumulative Renewed Enterprise MRC

LUMOS NETWORKS

Carrier End User Pipeline Building with Growing MSA Partners

Solid Pipeline in Place for 2016

New Distribution Channel for Enterprise Data

- Leverage Lumos Networks' 8,985 mile fiber footprint to target incremental Enterprise customers with thousands of sales people from leading national service providers
- **76 MSAs signed/pending with major U.S. operators, MSOs and fiber companies operating in our footprint**
- Pro forma "near-net" list buildings within ½ mile of our footprint of 104,000 (67,000 pre-expansion), including 822 fiber route-mile expansion in the Norfolk, Richmond, Petersburg and Hampton Roads, VA metro markets

Carrier End User Sales forecasted to be up 7x from 2013-2016E

- 2013: $77,000
- 2014: $294,000
- 2015: $316,000
- 2016 (target): ~$500,000

25

36 total data center connections as of 2Q16 Includes 23 commercial, 6 private and 7 Lumos operated data centers Lumos Co-los: Washington PA, Waynesboro VA, Charlottesville VA, Covington VA, Harrisonburg VA, Lynchburg VA, Charleston WV Key data center relationships: Peak 10, Iron Mountain, QTS, DC Corp, Alpha Technologies Increasingly, Enterprise traffic moving to data centers with customers requesting secure, fiber bandwidth access to those locations ~100+ data center market opportunity within existing footprint Lumos is under-penetrated in data center connections relative to fiber peers. Data center connections represent promising fiber bandwidth revenue upside Data Center Fiber Connection Strategy 36 Total Data Center Connections

Key Residential/Small Business (“RSB”) Highlights 1G Universally Available Across Entire Lumos RLEC Footprint (nearly 20k premises passed) 2Q16 Fiber Broadband Connections up 17% YoY to ~8,000 Total Premises Passed by Fiber reaches ~19,500, up 3% YoY 23% of Fiber Broadband Customers purchase speeds of >25M, up from 0.5% in Dec 2013 Completed RUS build in 2Q15 (~5,300 sites passed with fiber) Recent CLEC Voice and Video Rate Increases Improving YoY Revenue Growth Trends in RSB 51 204 255

Selected Financial Highlights Data Revenue Data as a % of Total Revenue Data Gross Margin 1 Overall Adjusted EBITDA Margin 2 ($ in Millions) 1 Defined as operating revenues less cost of revenue divided by operating revenues for Data segment 2 Defined as Adjusted EBITDA divided by operating revenues on a consolidated basis. See slide 34 for a reconciliation of Adjusted EBITDA to Net Income on a quarterly basis. 51 204 255

Liquidity and Debt Maturities Liquidity to support growth capital requirements ~$81 million in cash $50 million undrawn revolver capacity Cash investment from Pamplona Capital on August 6, 2015 for gross proceeds of $150 million, net proceeds of ~$100 million after $40 million repayment on Credit Facility and payment of closing costs Debt Maturity Profile Capitalization Note: Excludes capital leases 51 204 255 ( in Millions) ($ in Millions) As of 6/30/2016 Cash and Marketable Securities $81.3 Revolving Credit Facility ($50M) - Term Loan A 80.3 Term Loan B 239.3 Term Loan C 24.8 Pamplona Note 150.0 Capital Leases 8.1 Total Debt $502.5

2Q16 Snapshot 2Q16 Balance Sheet & Valuation 2Q16 Metrics Data revenue up 10% YoY and 4.5% QoQ, comprising 59% of total revenue FTTC and Enterprise revenue grew 36% and 14% YoY, respectively. Combined, FTTC/Enterprise grew 22% YoY Completed Network expansion of 822-mile network into Richmond and Norfolk. Increased Enterprise Addressable Market by $221m, or 67% vs Core Mkts Completed installation of 43 FTTC sites and 44 total FTTC Connections 94% of capex was success-based. Target of ~90% for 2016 Connected 110 on-net buildings. # lit bldgs up 22% YoY Added 251 miles of fiber route miles, reaching nearly 9,000 total miles. Key 2Q16 Accomplishments 1 Adjusted EBITDA is a non-GAAP measure. Refer to the Company’s statements on the use of non-GAAP financial measures on slide 1. Refer to slide 34 for a reconciliation of Adjusted EBITDA to Net Income on a quarterly basis. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by operating revenues. 2 Based on closing share price of $11.87 as of 7/22/16 and 23,450,540 shares outstanding as of 6/30/2016 51 204 255

Historical Financial Metrics by Segment 1 Defined as operating revenues less cost of revenue 2 Defined as net income attributable to Lumos Networks before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, net income or loss attributable to noncontrolling interests, other income or expenses, equity-based compensation charges, acquisition-related charges, amortization of actuarial losses on retirement plans, employee separation charges, restructuring-related charges, gain or loss on settlements and gain or loss on interest rate swap derivatives. See note from the Company on “Use of Non-GAAP Measures” on Slide 1 51 204 255

Financial Guidance 1 Guidance as of date of 2Q 2016 earnings release dated August 3, 2016 2 Adjusted EBITDA is a non-GAAP measure. Refer to the Company’s statements on the use of non-GAAP financial measures on slide 1. Refer to slide 33 and 34 for a reconciliation of Adjusted EBITDA to Net Income. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by operating revenues. 51 204 255

Annual Reconciliation of Net Income Attributable to Lumos Networks Corp. to Adjusted EBITDA 51 204 255 1 Guidance as of date of 2Q 2016 earnings release dated August 3, 2016

Quarterly Reconciliation of Net Income Attributable to Lumos Networks Corp. to Adjusted EBITDA 51 204 255